UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

 910 Louisiana Street, Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure under Item 5.03 below is hereby incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders (the “Annual Meeting”) of NRG Energy, Inc. (the “Company”) held on May 1, 2025, the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Restated Charter”) to (i) eliminate supermajority voting requirements applicable to the Company’s common stock; (ii) remove obsolete references to a classified board and specify the standard for removal of directors in accordance with Delaware law; and (iii) make other technical and administrative updates. The Company filed the Restated Charter with the Secretary of State of the State of Delaware on May 1, 2025.

The foregoing description of the Restated Charter is qualified in its entirety by reference to the full text of such document, a copy of which is filed herewith as Exhibit 3.1 and incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 1, 2025, at which the Company’s stockholders voted on the following proposals, which are described in further detail in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 19, 2025. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a) Proposal 1 — Election of eleven directors

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
E. Spencer Abraham	155,780,924	6,936,476	98,343	13,034,432
Antonio Carrillo	161,993,426	709,239	113,078	13,034,432
Matthew Carter, Jr.	161,473,329	1,231,222	111,192	13,034,432
Lawrence S. Coben	158,351,939	4,331,264	132,540	13,034,432
Heather Cox	154,279,236	8,273,748	262,759	13,034,432
Elisabeth B. Donohue	161,633,121	1,074,350	108,272	13,034,432
Marwan Fawaz	161,905,599	796,474	113,670	13,034,432
Kevin T. Howell	162,181,667	534,687	99,389	13,034,432
Alex Pourbaix	157,203,277	5,498,105	114,361	13,034,432
Alexandra Pruner	159,848,739	2,856,897	110,107	13,034,432
Marcie C. Zlotnik	161,935,230	771,405	109,108	13,034,432

With respect to the foregoing Proposal 1, all eleven directors were elected and each received the affirmative vote of a majority of the votes cast at the Annual Meeting.

(b) Proposal 2 — Advisory vote on the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
156,422,984	6,046,734	346,025	13,034,432

The foregoing Proposal 2 was approved.

(c) Proposal 3 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
169,768,269	5,976,895	105,011	–

The foregoing Proposal 3 was approved.

(d) Proposal 4 — Approval of the Restated Charter to eliminate supermajority voting requirements.

Votes For	Votes Against	Abstentions	Broker Non-Votes
162,323,997	350,415	141,331	13,034,432

The foregoing Proposal 4 was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of NRG Energy, Inc., dated May 1, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

Dated: May 1, 2025